U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 19, 2007
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                                GREATBATCH, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                      1-16137                  16-1531026
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)



      9645 Wehrle Drive, Clarence, New York                        14031
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     (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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Item 8.01.   Other Events
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       On March 19, 2007, Greatbatch, Inc. (the "Company") issued a press release announcing that it has entered into a definitive agreement whereby the Company will acquire substantially all of the assets of BIOMEC, Inc. for $11.4 million in cash and future additional considerations. This agreement is subject to BIOMEC shareholder approval and will be funded with existing cash and short-term investments on hand.

       A copy of the release is furnished with this report as Exhibit 99.1.





Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

       (d) Exhibits

       99.1 Press Release dated March 19, 2007.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  March 19, 2007                       GREATBATCH, INC.

                                             By: /s/ Thomas J. Mazza
                                                 --------------------------
                                                 Thomas J. Mazza
                                                 Senior Vice President and
                                                 Chief Financial Officer







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EXHIBIT               DESCRIPTION
NUMBER                -----------
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99.1                  Press Release of Greatbatch, Inc. dated March 19, 2007.